UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 15, 2006

VIGNETTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25375	74-2769415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 South MoPac Expressway, Suite 100 Austin, Texas 78746

(Address of principal executive offices, including zip code)

(512) 741-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

As previously reported on Form 8-K filed on December 27, 2005, on December 1, 2005, Vignette Corporation (the “Company”) sent out a request for proposal to five registered public accounting firms inviting them to compete for the assignment to provide the Company with audit-related services beginning in fiscal year 2006. The Company’s auditor at that time, Ernst & Young, received the request for proposal and was invited to compete for the assignment in 2006. On December 20, 2005, Ernst & Young notified the Company that Ernst & Young had decided to decline the opportunity to compete and would not submit a response to the Company’s request for proposal for audit services. As previously reported, Ernst & Young notified the Company that it intended to decline to stand for re-election as the Company’s independent registered public accounting firm and intended to cease to serve as such after the completion of the current audit for the fiscal year ended December 31, 2005 effective with the Company filing of the Form 10-K for 2005. This Current Report on Form 8-K/A is being filed to report that the Company filed its Form 10-K including its financial statements for the fiscal year ended December 31, 2005 on March 15, 2006 and Ernst & Young ceased to serve as the Company’s independent registered public accounting firm at that time.

The reports of Ernst & Young on the Company’s financial statements for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s three most recent fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference thereto in its reports on the Company’s financial statements for such years.

During the Company’s three most recent fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Ernst & Young with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested Ernst & Young to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.2 is a copy of the Ernst & Young letter to the SEC.

In addition, as previously reported on Form 8-K filed on February 10, 2006, the Company has engaged Grant Thornton LLP as the Company’s independent registered public accounting firm.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

16.2	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 22, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGNETTE CORPORATION

By:	/s/ Charles Sansbury
Charles Sansbury Chief Financial Officer

Date: March 22, 2006

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EXHIBIT INDEX

Exhibit No.	Description
16.2	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated March 22, 2006

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